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                                                                    Exhibit 10.7

                             AMENDMENT NUMBER TWO TO
                             -----------------------
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

                  This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 22, 2001 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the Banks, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, the "Agent").

                  WHEREAS, Borrower is a party to that certain Amended and Restated Credit Agreement, dated as of July 27, 1999, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement, dated as of May 15, 2000 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), with the financial institutions listed on the signature pages thereto (each, a "Bank", and collectively, the "Banks"), and Agent.

                  WHEREAS, the Borrower has requested that the Banks consent to a proposed investment in a joint venture as set forth herein.

                  WHEREAS, subject to the terms and conditions contained herein, the Banks signatory hereto are willing to consent to this proposed investment.

                  NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

I.       DEFINITIONS FOR THIS AMENDMENT

                  Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless specifically defined herein.

II.      AMENDMENT to CREDIT AGREEMENT

                  The definition of "Net Real Property Assets" contained in
Section 1.1 of the Credit Agreement hereby is hereby deleted in its entirety.
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III.     CONSENT TO THE PROPOSED INVESTMENT

                  Section 9.4(f) of the Credit Agreement, among other things,
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restricts the ability of Borrower or any of its Subsidiaries to purchase or otherwise acquire the capital stock, assets, obligations or other securities of or any interest in any Person, or otherwise extend any credit to or make any additional investments in any Person. Borrower has requested that Agent and the Banks consent to a series of investments by the Borrower in a joint venture (the "Joint Venture") to be formed by Borrower and one or more entities affiliated with J.E.



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Robert Company, Inc., and to be managed solely by the Borrower, in an aggregate amount not to exceed $16,250,000, which funds shall be used by the Joint Venture solely to acquire Healthcare Properties or to invest in mortgage loans (other than construction loans) on Healthcare Properties (the "Designated Investment").

                  The provisions of Section 9.4(f) of the Credit Agreement
                                    -------------
notwithstanding, Agent and the Banks consent to the transactions contemplated by the Designated Investment and waive any Default or Event of Default that may have otherwise been occasioned solely by the consummation of the Designated Investment.

                  Borrower hereby represents and warrants that the execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

                  The waivers and consents contained in this Section III are
                                                             -----------
limited to the specifics hereof and the terms and conditions described above, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of the Agent or the Banks, nor as a consent to any further or other matter, under the Loan Documents.

IV.      COVENANTS

                  Borrower covenants and agrees with Agent and the Banks as follows:

                  A. On or before a date which is thirty (30) days after the formation of the Joint Venture, Borrower will provide Agent with such information as Agent shall require in its sole discretion concerning the identity and ownership of the Joint Venture; and

                  B. Borrower shall not fail, as of any date of determination, to be the sole manager of the Joint Venture, without Agent's prior written consent.

                  The failure of Borrower to comply with the covenants set forth in this Section IV shall constitute an Event of Default under the Credit
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Agreement.

V.       CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

                  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:




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                  A.        The representations and warranties in the Credit
                            Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  B. No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

                  C. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower, Agent or the Banks.

VI.      MISCELLANEOUS

                  A.        Loan Documents.  This Amendment shall be one of
                            --------------
                  the Loan Documents.

                  B.        Execution. This Amendment may be executed in any
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                  number of counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  C.        Effectiveness.  This Amendment shall be effective
                            -------------
                  only after one or more counterparts hereof shall have been executed by the Borrower, all the Banks, and the Agent, and shall have been delivered to the Agent, and subject to the satisfaction of the conditions precedent set forth in
                  Section V herein.
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                  D.        No Other Amendment. Except as expressly amended
                            -------------------
                  hereby, the Credit Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

                  E.        Governing Law.  This Amendment shall be governed by,
                            --------------
                  and construed and enforced in accordance with, the laws of the State of California.




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               IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                    NATIONWIDE HEALTH PROPERTIES, INC.

                    By:  ____________________________
                        Title: ______________________


                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                    in its individual capacity and as Agent

                    By:  ____________________________
                        Title: ______________________



                    BANK OF AMERICA, N.A., formerly known as
                    NationsBank, N.A.

                    By:  ____________________________
                         Title: _____________________


                   THE BANK OF NEW YORK

                    By:  ____________________________
                         Title: ______________________


                    KBC BANK N.V.

                    By:  ____________________________
                         Title: _____________________



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                                      CITY NATIONAL BANK

                                      By:  ____________________________
                                           Title: _____________________

                                      By:  ____________________________
                                           Title: _____________________







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